UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – February 13, 2018

WEST PHARMACEUTICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-8036	23-1210010
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

530 Herman O. West Drive, Exton, PA		19341-0645
(Address of principal executive offices)		(Zip Code)

 Registrant’s telephone number, including area code: 610-594-2900

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 15, 2018, West Pharmaceutical Services, Inc. (the “Company”) issued a press release announcing its fourth-quarter and full-year 2017 financial results. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On February 15, 2018, the Company also announced that its Board of Directors approved a restructuring plan designed to realign its manufacturing capacity with demand. These changes are expected to be implemented over the next twelve to twenty-four months. The plan will require restructuring and related charges in the range of $8.0 million to $13.0 million and capital expenditures in the range of $9.0 million to $14.0 million. Once fully completed, we expect that the plan will provide the Company with annualized savings in the range of $17.0 million to $22.0 million.

Item 7.01 Regulation FD Disclosure.

On February 15, 2018, the Company also announced that its Board of Directors has approved a second-quarter 2018 dividend of $0.14 per share. The dividend will be paid on May 2, 2018, to shareholders of record as of April 18, 2018.

The information set forth in “Item 2.02 Results of Operations and Financial Condition,” including the exhibit referred to therein, is incorporated herein by reference.

A copy of the Company’s presentation materials used during the call will be available through the Investors link at the Company’s website, http://www.westpharma.com, and is also attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this report (including the exhibits attached hereto) is being furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01 Other Events.

On February 15, 2018, the Company also announced that its Board of Directors authorized a share repurchase program for calendar-year 2018 authorizing the repurchase of up to 800,000 shares of the Company’s common stock from time to time on the open market or in privately-negotiated transactions as permitted under Exchange Act Rule 10b-18. The number of shares to be repurchased and the timing of such transactions will depend on a variety of factors, including market conditions, and is expected to be completed by December 31, 2018. The Company’s previously-authorized share repurchase program expired on December 31, 2017.

Forward-Looking Information

This Current Report on Form 8-K (“Form 8-K”) contains a number of forward-looking statements, all of which are based on the Company’s current expectations regarding future events and speak only as of the date of this Form 8-K. These forward-looking statements involve a number of risks and uncertainties and include statements about the Company’s planned restructuring and anticipated cost savings. For a description of certain factors that could cause the Company’s future results to differ from those expressed in any such forward-looking statements, see the risk factors disclosed in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Except as required by law or regulation, we do not intend to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description
	99.1	West Pharmaceutical Services, Inc. Press Release, dated February 15, 2018.
	99.2	West Pharmaceutical Services, Inc. Presentation, dated February 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST PHARMACEUTICAL SERVICES, INC.

/s/ William J. Federici
William J. Federici
Senior Vice President and Chief Financial Officer

February 15, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	West Pharmaceutical Services, Inc. Press Release, dated February 15, 2018.
99.2	West Pharmaceutical Services, Inc. Presentation, dated February 15, 2018.

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